Victory Funds

Victory Diversified Stock Fund

Supplement dated February 15, 2017

to the Summary Prospectus dated February 29, 2016 (“Prospectus”)

Effective May 15, 2017, the Prospectus is revised to reflect changes in the portfolio managers of the Victory Diversified Stock Fund (“Fund”).

The following replaces the information under the section “Management of the Fund” found on Page 5 of the Prospectus:

Investment Adviser

Victory Capital Management Inc. (“Adviser”) serves as the Fund’s investment adviser. The portfolio manager primarily responsible for day-to-day management of the Fund is a member of the Adviser’s Munder Capital Management (“Munder”) investment team (referred to as an investment franchise).

Portfolio Manager

Michael P. Gura is a Senior Portfolio Manager/Analyst of Munder and has been the Portfolio Manager of the Fund since May 2017.

If you wish to obtain more information, please call the Victory Funds at 800-539-3863.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.